Intangible Assets	12 Months Ended
Dec. 31, 2018
Intangible Assets [Abstract]
Intangible Assets
Intangible assets
The composition of and movements in net intangible assets in 2018 and 2017 are as follows:

2018
Millions of euros	Balance at 12/31/2017	Additions	Amortization	Disposals	Transfers and others	Translation differences and hyperinflation adjustments	Exclusion of companies	Balance at 12/31/2018
Service concession arrangements and licenses	10,785	509	(1,221)	—	(9)	(69)	—	9,995
Software	2,987	632	(1,450)	(19)	876	(86)	—	2,940
Customer base	2,731	—	(539)	—	(5)	(49)	—	2,138
Trademarks	780	—	(58)	—	—	(32)	—	690
Other intangible assets	86	22	(30)	—	4	(2)	(3)	77
Intangible assets in process	636	815	—	—	(412)	(23)	—	1,016
Total intangible assets	18,005	1,978	(3,298)	(19)	454	(261)	(3)	16,856

2017
Millions of euros	Balance at 12/31/16	Additions	Amortization	Disposals	Transfers and others	Translation differences and hyperinflation adjustments	Inclusion of companies	Balance at 12/31/2017
Service concession arrangements and licenses	11,594	493	(1,234)	—	852	(920)	—	10,785
Software	2,892	640	(1,441)	—	1,109	(216)	3	2,987
Customer base	3,435	—	(639)	—	1	(87)	21	2,731
Trademarks	912	—	(74)	—	—	(58)	—	780
Other intangible assets	127	18	(55)	2	(5)	(4)	3	86
Intangible assets in process	1,558	667	—	—	(1,559)	(30)	—	636
Total intangible assets	20,518	1,818	(3,443)	2	398	(1,315)	27	18,005

The gross cost, accumulated amortization and impairment losses of intangible assets at December 31, 2018 and 2017 are as follows:

Balance at 12/31/2018
Millions of euros	Gross cost	Accumulated amortization	Impairment losses	Intangible assets
Service concession arrangements and licenses	21,145	(11,150)	—	9,995
Software	17,153	(14,213)	—	2,940
Customer base	6,766	(4,628)	—	2,138
Trademarks	1,853	(1,163)	—	690
Other intangible assets	1,022	(942)	(3)	77
Intangible assets in process	1,016	—	—	1,016
Intangible assets	48,955	(32,096)	(3)	16,856

Balance at 12/31/2017
Millions of euros	Gross cost	Accumulated amortization	Impairment losses	Intangible assets
Service concession arrangements and licenses	21,333	(10,548)	—	10,785
Software	16,407	(13,420)	—	2,987
Customer base	6,931	(4,200)	—	2,731
Trademarks	1,909	(1,129)	—	780
Other intangible assets	1,081	(993)	(2)	86
Intangible assets in process	636	—	—	636
Intangible assets	48,297	(30,290)	(2)	18,005

The main acquisitions of radio spectrum in 2018 are as follows:

▪
In Telefónica United Kingdom, the acquisition of 40 Mhz in band of 2.3 Ghz for 230 million euros, and 40 Mhz in band of 3.4 Ghz amounting to 358 million euros registered as intangible assets in process.

▪	In Telefónica Spain, the acquisition of the purchase of spectrum in the band 3.7 Ghz amounting to 108 million euros.

▪	In Telefónica Hispam Norte, the acquisition by Telefónica Móviles México of 2.5 Ghz blocks for 33 million euros and the renewal of spectrum in the band of 1900 Mhz for 102 million euros.

▪	In Telefónica Hispam Sur, the acquisition of spectrum in 2.6 GHz band by Telefónica Argentina for 21 million euros.

"Transfers and others" in 2018 includes the reclasification of the intangible assets of Telefónica Móviles Guatemala and Telefónica Móviles El Salvador amounting to 44 and 30 million euros, respectively, recorded in "Non-current assets classified as held for sale" of the statements of financial position (see Note 28).
Appendix VI contains the details of the main concessions and licenses with which the Group operates.
The result of the translation to euros of the intangible assets by the companies of the Group in Argentina and Venezuela, together with the effect of the hyperinflation adjustments (see Note 2) are shown in the column "Translation differences and hyperinflation adjustments". The hyperinflation adjustment at January 1, 2018 corresponding to the intangible assets of the Group companies in Argentina totaled 483 million euros (mainly 458 million euros for service concession arrangements and licenses and 24 million euros for software).
On July 25, 2017, Coltel and another telecom operator were notified of the arbitration award issued in the arbitration proceedings initiated by the MinTIC. The arbitration award was not favorable to the co-defendants and as a consequence the shareholders' meeting of Coltel approved a capital increase for an aggregate amount of 1,651,012 million Colombian pesos (approximately 470 million euros) to pay the entire amount set forth in the arbitration award (see Note 2). Both ColTel and Telefónica have initiated legal actions (see Appendix VI). The payment of the sum awarded was recognized in 2017 as an additional cost of the license since this cost was mandatory and unavoidable in order to continue using the license.
“Inclusion of companies” in 2017 mainly corresponded to Coltel acquiring control over the companies Telebucaramanga, Metrotel and Optecom.
Goodwill

The movement in goodwill assigned to each Group segment was as follows:

2018
Millions of euros	Balance at 12/31/2017	Transfer to Non-currents assets held for sale	Write-offs	Exchange rate impact and other	Balance at 12/31/2018
Telefónica Spain	4,310	—	—	—	4,310
Telefónica Brazil	10,057	—	—	(1,066)	8,991
Telefónica Germany	4,815	—	—	—	4,815
Telefónica United Kingdom	4,648	—	—	(37)	4,611
Telefónica Hispam Norte	1,002	(183)	(350)	(5)	464
Telefónica Hispam Sur	1,907	—	—	555	2,462
Others	102	—	(6)	(1)	95
Total	26,841	(183)	(356)	(554)	25,748

2017(*)
Millions of euros	Balance at 12/31/2016	Additions	Write-offs	Exchange rate impact and other	Balance at 12/31/2017
Telefónica Spain	4,306	—	—	4	4,310
Telefónica Brazil	11,565	—	—	(1,508)	10,057
Telefónica Germany	4,787	28	—	—	4,815
Telefónica United Kingdom	4,824	—	—	(176)	4,648
Telefónica Hispam Norte	957	147	—	(102)	1,002
Telefónica Hispam Sur	2,083	—	—	(176)	1,907
Others	164	—	—	(62)	102
Total	28,686	175	—	(2,020)	26,841
(*) The movement in 2017 has been restated to reflect the spin off process of the Telefónica Hispanoamérica segment of Telefónica Hispam Norte and Telefónica Hispam Sur (see Note 4).
The goodwill transferred to Non-current assets held for sale in 2018 corresponds to Telefónica Móviles Guatemala and Telefónica Móviles El Salvador (see Note 28).
In 2018, an impairment loss was recognized for the total value of the goodwill assigned to Telefónica Móviles México, amounting to 350 million euros, with a balancing entry in “Other expenses” (see Note 23). In 2018, changes occurred in Mexico's macroeconomic and financial conditions, which were reflected in the risk premiums that compute in the calculation of the cost of capital. In this context, the estimated WACC increased to 10.6% (from the 9.5% used in the valuation at the end of the 2017 financial year). On top of the macroeconomic situation, there was also increased market competition in 2018, mainly in prepay. Against this background, the latest available business plans, approved by the Company in November 2018, show a slowdown in the expected growth for the main operating variables.

In addition, goodwill of 6 million euros from the sale of Tokbox Inc was derecognized (see Note 23 and Appendix I).
As explained in Note 2, in 2018 Telefónica Group applied inflation adjustments to its companies whose functional currency is the Argentine peso. The adjustment for inflation at January 1, 2018, of the goodwill recognized in relation to the Group’s operators in Argentina was 858 million euros, recorded in the column "Exchange rate impact and other" of Telefónica Hispam Sur.
Additions of Telefónica Hispam Norte in 2017 relate to the acquisition of control by Coltel of the companies Empresa de Telecomunicaciones de Telebucaramanga S.A. ESP, Metropolitana de Telecomunicaciones S.A. ESP and Operaciones Tecnológicas y Comerciales S.A.S. In 2018 the preliminary allocation of goodwill was reviewed within the twelve-month period from the acquisition date (see Note 5). Additions of Telefónica Germany relate to Minodes GmbH and Co-Trade GmbH (see Appendix I).
In order to test for impairment, goodwill was allocated to the different cash-generating units (CGUs), which are grouped into the following reportable operating segments:

	12/31/2018	12/31/2017
Telefónica Spain	4,310	4,310
Telefónica Brazil	8,991	10,057
Telefónica Germany	4,815	4,815
Telefónica United Kingdom	4,611	4,648
Telefónica Hispam Norte	464	1,002
Colombia	192	222
Mexico	—	339
Central America	144	319
Ecuador	128	122
Telefónica Hispam Sur	2,462	1,907
Chile	906	978
Peru	744	739
Argentina	785	161
Uruguay	27	29
Others	95	102
TOTAL	25,748	26,841

Goodwill is tested for impairment at the end of the year using the business plans (approved by the Board of Directors) of the cash-generating units to which the goodwill is assigned. The business plans cover a four years period, including the closing year. Therefore, in order to complete the five years of cash flows after the closing year, an additional two-year normalization period is added to the business plans based on the operating ratios until the terminal parameters are reached. The analysts consensus' forecasts are used as a reference. For specific cases, extended business plans are used to cover the five-year period of cash flows, when the normalization period does not properly reflect the expected evolution of the business. Finally, to determine the terminal value of each CGU, a constant free cash flows growth over time is assumed, applying a terminal growth rate. The model used is similar to the dividend discount model developed by Gordon-Shapiro, internationally recognized for business valuations.
The process of preparing the CGUs’ business plans considers the current market condition of each CGU, analyzing the macroeconomic, competitive, regulatory and technological environments, as well as the growth opportunities of the CGUs, and the differentiation capabilities compared to the competition based on market projections. A growth target is therefore defined for each CGU, based on the appropriate allocation of operating resources and the capital investments required to achieve the target. In addition, operating efficiency improvements are defined, in line with the strategic transformation initiatives, in order to increase the forecasted operating cash flow. In this process, the Group considers the compliance with business plans in the past.
Main assumptions used in calculating value in use
CGUs’ Value in use are calculated based on the approved business plans. Certain variables are then considered, including the OIBDA margin and Capital Expenditure ratio (expressed as a percentage of revenue), which are considered the key operating variables to measure business performance and to set financial targets. Finally, the discount rates and the perpetuity growth rates are considered.
In terms of revenue, the plan is in line with the average three-year analyst consensus, which reflects a stability or improvement trend. This trend is based on the quality and the differentiation of the products and services offered by the Group, increasing the high-value customer portfolio and the monetization of the growing data consumption, despite the strong competition in certain segments.
Therefore, revenues in Spain reflect the increase in the penetration of convergent products and services, offered over a network with differential quality. In Germany, the strong growth of high-value mobile data customers. In Brazil, the strength of Telefónica's leadership driven by its differential quality and the optimization of integration synergies. In the United Kingdom, the attractive momentum of mobile data.
The main variables considered for each CGU with significant goodwill (Brazil, Spain, United Kingdom and Germany), are described below.
The OIBDA margin and long-term Capital Expenditure (CapEx) ratio
The values obtained, described in the previous paragraphs, are compared with the available data on competitors in the geographic markets where Telefónica Group operates. With regard to Europe, the long-term OIBDA margin for operations in Spain is 40%, though it is much lower in Germany (28%) and the United Kingdom (27%). The long-term OIBDA margin is therefore in line with analysts' forecasts over a three-year horizon, with Spain estimated at 40%, Germany at 27% and the United Kingdom at 26%.
Regarding the ratio of CapEx over revenues, forecasted in the business plans, the Group’s European operators invest at a percentage of revenue aligned with the range for peers in the region. However, the valuations performed for the impairment tests for Spain, Germany and United Kingdom consider the opinions of Telefónica Group’s analysts with regard to investment needs (around 12% for the three countries).
The OIBDA margin for Brazil is 42%, within the range of analysts' long-term forecasts (between 37% and 43%). Over the term of the business plans, the operator will invest a percentage in line with the investment needs forecasted by analysts (18%).
Discount rate
The discount rate, applied to measure cash flows, is the weighted average cost of capital (WACC), determined by the weighted average cost of equity and debt according to the finance structure established for each CGU.
This rate is calculated using the capital asset pricing model (CAPM), which considers the asset’s systemic risk, and impact of risks on cash flows not generated internally such as country risk, business-specific credit risk, currency risk and price risk specific to the financial asset.

In the UK, the uncertainty surrounding the Brexit process continues to generate an adverse impact on certain financial indicators and lower economic growth that it should be. For this reason, the cost of capital used in the valuation continues to be stressed, through a higher than implied market premium.
The most significant components of WACC are summarized as follows:

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Risk-Free Rate: defined as the interest rate offered by long-term sovereign bonds. The rate is determined using current market data and equilibrium level estimates (according to standard econometric models) between which the interest rates should fall, thus adjusting the return in low rates because of the high influence of public debt purchased by central banks.

•
Political Risk Premium: adds the country's insolvency risk due to political and/or financial events; calculation is based on the quoted prices of credit default swaps for each country or, the EMBI+ index published by JP Morgan based on the information available and the liquidity conditions of these swaps.

•
Equity Risk Premium (ERP): the return in excess that equity assets are expected to yield over the risk-free rate. It is determined using a combination of historical approaches (ex post) backed by external publications and studies based on historical market returns series, and prospective approaches (ex ante), based on market publications, considering the medium- and long-term profit expectations based on the degree of maturity and development of each country.

•
Beta Coefficient: a measure of the volatility, or systematic risk, of an equity asset in comparison to the entire market. It is estimated based on a series of historical share prices of comparable companies listed on the stock exchange, to estimate the correlation between the company shares´ returns and the stock market returns, of the country where the company is listed. The main underlying data used in these calculations are obtained from independent and renowned external information sources.

The main underlying data used in these calculations are obtained from independent and renowned external information sources.
The discount rates applied to the cash flow projections in 2018 and 2017 for the main CGUs are as follows:

	2018		2017
Discount rate in local currency	Before tax	After-tax	Before tax	After-tax
Spain	8.3%	6.4%	7.7%	5.9%
Brazil	14.4%	11.2%	14.0%	10.9%
United Kingdom	7.5%	6.3%	7.5%	6.3%
Germany	6.9%	5.2%	6.2%	4.7%

Perpetuity growth rate
Cash flow projections from the sixth year are calculated using an expected constant growth rate (g), considering the analyst consensus estimates for each business and country, based on the maturity of the industry and technology, and the degree of development of each country. Each indicator is compared to the forecasted long-term real and nominal GDP growth of each country and growth data from external sources, adjusting any particular case with specific characteristics related with the business evolution.
The perpetuity growth rates applied to the cash flow projections in 2018 and 2017 for the main CGUs are as follows:

Perpetuity growth rate in local currency	2018	2017
Spain	0.9%	0.8%
Brazil	4.5%	4.5%
United Kingdom	0.8%	0.8%
Germany	1.0%	1.0%

There were no significant changes in the perpetuity growth rates for 2018 compared to 2017. Europe remains around 1%.
In Brazil, the perpetuity growth rate is in line with the Brazilian Central Bank’s medium-term inflation target (4%, within a range of ±1.5 percentage points) and is aligned with the analyst consensus for the business plans horizon (below 4.5%) yet below the forecasted nominal GDP growth rate (which oscillates around 6.5%). A conservative outlook was maintained in line with analysts’ expectations.
Sensitivity to changes in assumptions
The Group performs a sensitivity analysis of the impairment test by considering reasonable changes in the main assumptions used in the test. For the main CGU, the following maximum increases or decreases, expressed in percentage points (percentage points), were assumed:

Changes in key assumptions, In percentage points (percentage points)	Spain	United Kingdom	Germany	Brazil
Financial variables
Discount rate	+/- 0.5	+/- 1	+/- 0.5	+/- 1
Perpetuity growth rates	+/- 0.25	+/- 0.5	+/- 0.25	+/- 0.5
Operating variables
OIBDA Margin	+/- 2	+/- 1.25	+/- 1.25	+/- 2
Ratio of CapEx/Revenues	+/- 1	+/- 0.63	+/- 0.63	+/- 1

For the sensitivity analysis of the valuation of Telefónica United Kingdom, the threshold of the reasonable variations of financial assumptions has been increased, due to the uncertainty of Brexit (to +/- 1 percentage points in the discount rate and +/- 0.5 percentage points in the perpetuity growth rate). In the case of the reasonable variations of the operating variables, there is also a significant gap between these valuations and the carrying value. Although the final result of Brexit could have a negative effect on Telefónica United Kingdom, it must be pointed out that, since the Brexit referendum took place in 2016, the company has not experienced any worsening of its operating variables, recording growth in revenue, OIBDA and OIBDA margin in the last two years in local currency (see Note 4).
The sensitivity analysis revealed a comfortable gap between the recoverable value and carrying amount for the rest of CGU at December 31, 2018.

In the case of Telefónica Argentina, an increase of 200 basis points (21.2% to 23.2%) in its WACC, would generate a negative impact through impairment of goodwill of approximately 13 million euros. This increase in WACC, combined with a lower terminal growth rate of 0.75 percentage points, would increase this negative impact to 95 million euros. In turn, a 1.25 percentage points drop in the OIBDA margin and a 0.63 percentage points increase in the investment/sales ratio would have no impact on the carrying value of this goodwill.